UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K/A

                             AMENDED CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) November 29, 1999

               EA ENGINEERING, SCIENCE, AND TECHNOLOGY, INC.
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)

         Delaware                   0-15587                 52-0991911
----------------------------      -----------       -------------------------
(State or Other Jurisdiction      (Commission       I.R.S. Employer ID Number
     of Incorporation or          File Number)
        Organization)

      11019 McCormick Road, Hunt Valley, Maryland             21031
      -------------------------------------------           ----------
       (Address of Principal Executive Offices)             (Zip Code)

     Registrant's Telephone Number, including Area Code   410/584-7000
                                                          ------------

Item 4.  Changes in Registrant's Certifying Accountant

This report clarifies information previously reported in Form 8-K dated November 19, 1999.

Effective November 19, 1999, the Board of Directors of EA Engineering, Science, and Technology, Inc. ("the Company") approved the dismissal of Arthur Andersen LLP as the Company's auditors. Arthur Andersen LLP had served as the Company's auditors for the fiscal year ended August 31, 1999. The Company's previously filed 8-K, dated November 19, 1999 and incorporated herein by reference, contains additional information concerning the dismissal of Arthur Andersen LLP and the engagement of PricewaterhouseCoopers as the Company's new independent auditors.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   EA ENGINEERING, SCIENCE, AND TECHNOLOGY, INC.
                                   ---------------------------------------------
                                                      Registrant

Date:      November 29, 1999       By:       /s/  Barbara L. Posner
      --------------------------        ----------------------------------------
                                             Barbara L. Posner
                                             Chief Financial Officer and
                                             Chief Operating Officer